SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                                 August 8, 2002
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                Date of Report (Date of earliest event reported)


                             Arch Capital Group Ltd.
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             (Exact name of registrant as specified in its charter)

    Bermuda                                0-26456                     N/A
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(State or other jurisdiction of    (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)





              Wessex House, 45 Reid Street, Hamilton HM 12 Bermuda
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               (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (441) 296-8240

                                       N/A
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          (Former name or former address, if changed since last report)






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ITEM 7. Exhibits.

EXHIBIT NO.    DESCRIPTION

99 Press Release dated August 8, 2002 announcing the Company's earnings for the three- and six-month periods ended June 30, 2002.

ITEM 9. Regulation FD Disclosure.

Attached hereto as Exhibit 99 is a press release issued by the Company on August 8, 2002, announcing the Company's earnings for the three- and six-month periods ended June 30, 2002.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned.

                              ARCH CAPITAL GROUP LTD.

Date: August 12, 2002         By:     /s/ John D. Vollaro
                                      --------------------------------------
                                      Name:   John D. Vollaro
                                      Title:  Executive Vice President
                                              and Chief Financial Officer